Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y and R6 shares of the Fund listed below:

Invesco Oppenheimer Intermediate Term Municipal Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michael L. Camarella	Portfolio Manager (lead)	2019 (predecessor fund 2010)
Mark Paris	Portfolio Manager	2019”

O-ITM-SUMPRO SUP 062119